UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2010

Ferro Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Lakeside Avenue, Cleveland, Ohio		44114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-641-8580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure Of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Mr. Dennis Sullivan retired as a director of Ferro Corporation (the “Company”) effective April 30, 2010. The Company’s Corporate Governance Principles provide that a director is expected to retire from the board at the annual meeting following his or her 70th birthday, unless the Board of Directors specifically requests otherwise. Mr. Sullivan, who turned 70 prior to the 2009 Annual Meeting of Shareholders, continued his service as a director at the request of the Board of Directors until the 2010 Annual Meeting of Shareholders.

(e) On April 30, 2010, at the 2010 Annual Meeting of Shareholders, the shareholders of the Company voted to approve the 2010 Long-Term Incentive Plan (the “Plan”). The Plan was approved by the Company’s Board of Directors on February 26, 2010, subject to shareholder approval.

The purpose of the Plan is to promote the Company’s long-term financial interests and growth by attracting, retaining and motivating high quality key employees and directors and aligning their interests with those of its shareholders. The Plan will be administered by the Compensation Committee, which is responsible for selecting the employees and directors who will participate in the Plan, determining the types and number of awards to be made to each participant, and determining the terms, conditions and limitations applicable to each award.

Several types of awards can be issued under the Plan, including (a) incentive stock options and nonstatutory stock options each with an exercise price not less than the per share fair market value of Company’s shares of Common Stock on the date the option is granted and a term of no more than ten years, (b) stock appreciation rights with an exercise price not less than the fair market value on the date of grant and a term of no more than ten years, (c) restricted shares, which may be subject to time-based vesting or performance-based vesting, (d) performance shares, which may be represented either by forfeitable shares issued at the time of grant or by phantom performance shares and will be earned upon satisfaction of pre-established performance targets over a performance period (usually three years) established by the Committee, (e) other share based awards, such as shares, phantom share units, deferred shares or units or other awards valued in whole or in part by reference to, or otherwise based upon, shares, and (f) dividend equivalent rights, which entitle the participant to receive credits based on cash distributions that would have been paid on the shares if such shares had been issued to and held by the participant. For awards that vest based solely on the lapse of time, the minimum vesting period is three years from the date of grant and for awards that vest based on performance criteria, the minimum vesting period is twelve months; however, the Committee may grant awards not subject to such minimum periods so long as the aggregate number of shares subject to such awards does not exceed 500,000 (ten percent of the shares reserved under the Plan).

The number of the Company’s shares of Common Stock reserved for awards under the Plan is 5,000,000, subject to certain capitalization adjustments. Any shares that are subject to awards of options or stock appreciation rights will be counted one–for-one against shares reserved under the Plan. For all other awards, every share under such award will be counted as 1.39 shares against shares reserved under the Plan. Shares subject to any award that is forfeited or otherwise terminated without the issuance of shares or payment of consideration in lieu of shares, will again be available for grant under the Plan (other than stock appreciation rights) and will be counted in the same manner. With respect to stock appreciation rights settled in shares, the aggregate number of shares subject to the award will be counted against the number of shares available for issuance under the Plan, regardless of the number of shares issued upon settlement. Shares tendered by participants as full or partial payment to the Company upon exercise of options or other awards or to satisfy a participant’s tax withholding obligations will not increase the number of shares available for awards under the Plan.

The Plan provides that no more than 500,000 shares will be the subject of awards granted to any single participant during any 12-month period.

Upon a “change in control” of the Company (as defined in the Plan) (a) all stock options and stock appreciation rights will become fully vested and exercisable, (b) all restrictions and conditions with respect to all awards of restricted shares will be deemed fully released or satisfied, except as set forth below, (c) all previously established performance targets for performance shares will be deemed to have been met at 100% of the award level, and (d) during a restriction period or during a performance period, participants will be entitled to receive a pro rata portion of the award that would have been distributed to them at the end of the applicable restriction period or performance period. In connection with a change in control, the Company may make payments to participants in cash for the value of all outstanding awards to the extent vested based upon the higher of (i) the closing price on the date of the change in control or (ii) the highest price actually paid in connection with the change in control.

The Board of Directors will have the power to amend, modify or terminate the Plan under certain circumstances. The Board will not have the power to change an option price nor the initial value of a stock appreciation right. No new awards may be made under the Plan after December 31, 2020.

A copy of the plan is incorporated, herein, as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting of Shareholders of Ferro Corporation was held on Friday, April 30, 2010.

The final results of voting on each of the matters submitted to a vote of security holders at the 2010 Annual Meeting are as follows:

1.
Shareholders elected each of the following three nominees as a director to serve for a term to expire at the 2013 Annual Meeting of
Shareholders and until his successor has been duly elected and qualified, as set forth below.

	Votes	Votes	Broker
Name	For	Withheld	Non-Votes
Richard C. Brown	72,329,968	1,228,094	4,736,969
Gregory E. Hyland	72,334,870	1,223,193	4,736,969
Ronald P. Vargo	72,340,964	1,217,098	4,736,969

2.	Shareholders approved the Company’s 2010 Long-Term Incentive Plan, as set forth below.

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
58,564,190	11,146,308	3,847,565	4,736,969

3.	Shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, as set forth below.

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
75,044,931	3,105,613	144,488	0

4.
Shareholders approved a proposal to adopt an amendment to the
Company’s Code of Regulations to permit the Board of Directors to amend the Company’s Code of Regulations to the extent permitted by
Ohio law, as set forth below.

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
62,397,179	14,991,919	905,934	0

5.	Shareholders approved a proposal to amend the Company’s Code of Regulations to opt out of the Ohio Control Share Acquisitions, as set forth below.

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
48,278,586	24,446,623	832,854	4,736,969

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

May 6, 2010	By:	Sallie B. Bailey

Name: Sallie B. Bailey
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Ferro Corporation 2010 Long-Term Incentive Plan